UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2011

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-169730	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road Phoenix, Arizona	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 852-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 6, 2011, Verde Investments, Inc. (“Verde”), an affiliate of DT Acceptance Corporation (“DTAC”) and DriveTime Automotive Group, Inc. (“DTAG” and together with DTAC, the “Issuers”), sold to RBS Securities Inc. (“RBS”) $49,000,000 aggregate principal amount of the Issuers’ 12.625% Senior Secured Notes due 2017 (the “Notes”). These Notes were originally issued by the Issuers under an indenture dated as of June 4, 2010. Prior to the sale to RBS, Verde held $49,000,000 aggregate principal amount of these Notes. The sale by Verde of these Notes is not a sale of additional notes by the Issuers.

In connection with the sale of the Notes, the Company agreed, pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), dated June 6, 2011, by and among DTAC, DTAG, DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DT Credit Company, LLC, DT Jet Leasing, LLC, Approval Services Company, LLC and RBS Securities Inc., to register the Notes under the Securities Act of 1933, as amended (the “Securities Act”), which would allow the holders of the Notes to exchange the Notes for the same principal amount of a new issue of notes (the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act (the “Exchange Registration Statement”). The Notes are subject to increased interest of 0.25% per annum for the first 90-day period after October 4, 2011 and an additional 0.25% per annum at the beginning of each subsequent 90-day period until the Exchange Registration Statement is filed. Additionally, if the Exchange Registration Statement is not declared effective prior to January 2, 2012, the Notes will be subject to additional increased interest of 0.25% per annum for the first 90-day period after January 2, 2012 with such interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period until such exchange is completed (provided that such rate may not exceed 1.00% per annum).

The foregoing description of the Registration Rights Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Registration Rights Agreement, dated June 6, 2011, by and among DT Acceptance Corporation, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DT Credit Company, LLC, DT Jet Leasing, LLC, Approval Services Company, LLC and RBS Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DriveTime Automotive Group, Inc. (Registrant)

Date: June 10, 2011	By:	/s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

DT Acceptance Corporation (Registrant)

Date: June 10, 2011	By:	/s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement, dated June 6, 2011, by and among DT Acceptance Corporation, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DT Credit Company, LLC, DT Jet Leasing, LLC, Approval Services Company, LLC and RBS Securities Inc.